SCHEDULE OF CHANGES IN FAIR VALUE OF CONTINGENT PUT OPTIONS (Details) - Ensysce Biosciences, Inc [Member] - Fair Value, Inputs, Level 3 [Member] - Put Option [Member] - USD ($)	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Condensed Cash Flow Statements, Captions [Line Items]
Begining fair value	$ 670,262	$ 2,646,347	$ 1,657,072
Issuance	3,052	471,823	414,188
Change in fair value	39,585	(2,447,908)	575,087
Ending fair value	$ 712,899	$ 670,262	$ 2,646,347